Vanguard 500 Index Fund
Vanguard Balanced Index Fund
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard Extended Market Index Fund
Vanguard Global ex-U.S. Real Estate Index Fund
Vanguard Growth Index Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Pacific Stock Index Fund
Vanguard REIT Index Fund
Vanguard Sector Bond Index Funds
Vanguard Short-Term Bond Index Fund
Vanguard Small-Cap Index Fund
Vanguard Total Bond Market Index Fund
Vanguard Total Stock Market Index Fund
Vanguard Value Index Fund

Supplement to the Prospectuses and Summary Prospectuses for Signal® Shares

Prospectus and Summary Prospectus Text Changes

The text and table under the heading “Purchase and Sale of Fund Shares” are replaced with the following:

You may purchase or redeem shares online through our website at Vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Signal Shares generally are available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements.

(over, please)

Prospectus Text Changes

Each Fund’s “Share Class Overview” section is revised to indicate that Signal Shares are generally for institutional and financial intermediary investors.

The text under the heading “Account Minimums for Signal Shares” in the Purchasing Shares section is replaced with the following:

To open and maintain an account.

• Institutional clients and institutional intermediary clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients, endowments, and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares without restriction. Signal Shares generally are not available to financial intermediaries that serve as mutual fund supermarkets.

• Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard generally may hold Signal Shares if they have $5 million or more in the Fund or in certain other situations. Vanguard may charge additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your accounts.

In the Other Rules You Should Know section, the heading “Low-Balance Accounts” and the paragraph that follows the heading are removed.

For all Prospectuses (other than Vanguard Sector Bond Index Funds)

The text under the heading “Conversions from Investor Shares to Signal Shares” in the Converting Shares section is replaced with the following:

You may convert Investor Shares to Signal Shares at any time if you meet the eligibility requirements for Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. Vanguard may automatically convert accounts holding Investor Shares that qualify for conversion to Signal Shares. Vanguard will notify the investor in writing before any automatic conversion to Signal Shares.

Also in the Converting Shares section, the heading “Mandatory Conversions to Investor Shares” and the paragraph that follows the heading are removed.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PSSIG 112010